Exhibit 10.42

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

TO:	MRMDUS33 HSBC BANK USA NA
NEW SEQUENCE:
SEQUENCE OF TOTAL:	1/1
RELATED REFERENCE:	[*]
PURPOSE OF MESSAGE:	ISUA
NEW SEQUENCE:
UNDERTAKING NUMBER:	[*]
NO. OF AMENDMENT:	002
DATE OF AMENDMENT:	260506
ISSUER:	HSBC
MAIN BRANCH CHENNAI
96 DR RADHAKRISHNAN SALAI
MUMBAI 400 001
DATE OF EXPIRY:	260630

OTHER AMD. TO UNDERTAKING:

THE NEW EXPIRY DATE FOR THIS SBLC IS TO BE READ AS 30-JUNE-2026. ALL OTHER TERMS AND CONDITIONS REMAINS UNCHANGED.